Other current liabilities (Tables)	12 Months Ended
Dec. 31, 2022
Miscellaneous current liabilities [abstract]
Other Current Liabilities

	As of December 31,
In thousands of USD	2022	2021	2020
Payables in relation to social contributions	435	22	452
Tax withholding payables	215	94	212
Payables due to management and employees	—	—	—
Other current payables (i)	—	—	110
Total	650	116	774

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(i)
These other current liabilities qualify as financial instruments. Refer to Note 27.